Investor Presentation Kim McWaters, President & CEO Bryce Peterson, CFO February 8, 2018

2 This presentation may contain forward-looking statements regarding events or future financial performance. These statements are only predictions and the actual events or results may differ materially. For important factors that could cause actual results to differ materially from those contained in our forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission. Safe harbor 2

3 • 50+ years of training technicians • 200,000+ graduates • 30+ leading manufacturer partners - BMW, Cummins, Ford, Harley-Davidson • 86% graduate employment rate 1 • $324.3 million in revenue in fiscal 2017 • $93.3 million in cash & equivalents/investments 2 • NYSE: UTI Nation’s leading provider of skilled transportation technicians 1UTI employment rate for 2016 graduates who were employed within one year of graduation was 86%. See UTI’s 10-K for additional information. For 2016, we had approximately 9,200 total graduates, of which approximately 8,600 were available for employment. Of those graduates available for employment, approximately 7,400 were employed within one year of their graduation date, for a total of 86%. 2December 31, 2017

4 A national campus network with capacity for expansion Smaller campus format ESTABLISHED FOOTPRINT • 12 campuses in eight states • 2.32 million campus square feet *Bloomfield, NJ campus is under construction. Anticipated opening of Fall 2018. Pursuing necessary approvals.

5 Impressive training facilities Dallas/Fort Worth campus

6 State-of-the-industry vehicles and technology Long Beach, Calif. campus

More market share than our three closest competitors combined

UTI
graduates <u>more</u>
auto/diesel techs
than any other
school in the country.



14%
6%
2%
1%
9%
1%
7%
60%
UTI
Lincoln Tech
UNOH (NFP)
WyoTech (NFP)
Other for-profit
Other not-for-profit
4-year colleges
Community colleges

Source: IPEDS, provisional 2016 completions data. Based on first major, completions for bachelor's degree, associate's degree, and certificates below the baccalaureate level for all Title IV institutions. Includes programs for auto mechanics, diesel mechanics and medium/heavy vehicle and truck technicians.

7

8 Partnerships with the world’s leading manufacturers 86% graduate employment rate* *UTI employment rate for 2016 graduates who were employed within one year of graduation was 86%. See UTI’s 10-K for additional information. For 2016, we had approximately 9,200 total graduates, of which approximately 8,600 were available for employment. Of those graduates available for employment, approximately 7,400 were employed within one year of their graduation date, for a total of 86%.

$25,000 $35,000 $45,000 Community colleges UTI Liberal arts colleges $29,878 $43,700 $43,138 Delivering higher 10-year median earnings Source: The College Scorecard. See Appendix for details and calculation methodology. 46% increase 9

10 Demand for auto/diesel technicians far exceeds supply 100,000 new auto/diesel technicians needed every year through 2026 SOURCES: BLS Employment Outlook Summary, October 2017. Includes new job growth and replacements. IPEDS, provisional 2016 completions data. Based on first major, completions for bachelor's degree, associate's degree, and certificates below the baccalaureate level for all Title IV institutions. Includes programs for auto mechanics, diesel mechanics and medium/heavy vehicle and truck technicians. 50,000 total auto/diesel graduates in 2016

11 Adapting to changing student expectations 53% of incoming college freshman now enroll within 100 miles of home SOURCE: Cooperative Institutional Research Program (CIRP) The American Freshman: National Norms Fall 2016 CIRP; page 27 https://www.heri.ucla.edu/monographs/TheAmericanFreshman2016.pdf

12 Transitioning from destination to commuter campus model DALLAS 2010 • 100-150K square feet, depending on program offerings • Average student capacity of 750 • ~$10-$15 million capital investment • Accretive to earnings in 18 months • Cumulative cash flow breakeven by year 4 LONG BEACH 2015

13 New commuter campus – Bloomfield, New Jersey • Capital investment of ~$11m • ~$6m of EBITDA loss in year 1 • Accretive to earnings in 18 months • Cash flow break even by year 4 • IRR 35%+ See Appendix for Bloomfield, NJ Pro-Forma State-of-the-industry training facility 100,000 square feet Auto, diesel and manufacturer-specific training Scheduled to open Fall 2018

Right-sizing destination campuses for efficiency

1 Enhance utilization of existing space with new programs

2 Review opportunities to divest real estate and/or not renew leases

3 Explore subleasing options for existing capacity

	Add new programs	Divest real estate	Sub-lease space
AVONDALE, AZ	Welding FY18	✓	✓
PHOENIX, AZ			FY17
RANCHO CUCAMONGA, CA	Welding FY17	FY18	
SACRAMENTO, CA		✓	FY18
ORLANDO, FL	✓		
LISLE, IL	✓		FY17-18
NORWOOD, MA			FY17
MOORESVILLE, NC	CNC FY17		
EXTON, PA		✓	
HOUSTON, TX	✓	FY18	

✓= Current initiative; relevant dates not yet finalized

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15 Adding new, differentiated program offerings CNC MACHINING • High demand for technicians • 36-week program at NASCAR Technical Institute • Only CNC school affiliated with Roush Yates & NASCAR WELDING • High demand for technicians • 36-wk program in Rancho Cucamonga, CA & Avondale, AZ • Expanding to additional campuses in 2018 - 2019 Create pipeline of prospective students Utilize excess capacity Improve business unit economics Drive growth See appendix for on Welding program relative cash flows

16 Evolving strategy to better reach and engage students HIGH SCHOOL GRADS ADULT LEARNERS Steady Declining Improving 45% 15% 40% igh school grads Veterans dult learners Field team visits schools to generate interest and help students apply; working to overcome “college for all” mentality; improving sentiment toward skilled trades Field team visits bases to help transitioning soldiers; dedicated teams assist veterans; decline due to base access issues and re-enlistment incentives; working to regain access Optimizing traditional and digital advertising to generate inquiries, served by campus–based reps; declining enrollment due to a strong job market has begun to turn around

Focusing on growth and efficiency 17 Demand for skilled technicians remains at historic highs, but the habits and preferences of our prospective students have fundamentally changed. • Reinventing our go-to-market strategy and the customer experience to expand our reach and the way we engage with prospective students • Adapting our footprint and educational experience to speak to a new generation of future technicians • Opening new campuses closer to where our students live and adding new programs that create more choices and career pathways • Streamlining our cost structure to drive efficiencies and support agility with a “student first” mindset

2016 – recapitalized our business to enable our future growth strategy 2017 – implemented our Financial Improvement Plan to drive cost efficiencies 2018 – investing to: • open Bloomfield, New Jersey campus • expand welding program to new locations • re-tool marketing and student recruitment efforts • drive cost efficiencies across the organization • rationalize footprint to drive $3-4m in annualized savings in future years Q1 2018 trends: • positive student response to new campus and programs • leading indicators suggest marketing optimizations are working • new student starts and key financial metrics exceeding plan Stabilizing the business and investing for growth 18

19 Q1 performance reflects investment in growth initiatives (1) A reconciling table for EBITDA is available in the Appendix of this presentation 3 Months Ended Q1’18 Q4‘17 Q3‘17 Q2‘17 Q1‘17 New student starts Y/Y growth/(decline) 1,300 (7.1)% 5,600 -- 1,800 12.5% 1,900 (17.4)% 1,400 (22.2)% Average enrollment Y/Y growth/(decline) 11,300 (5.8)% 10,700 (8.5)% 10,000 (9.9)% 10,900 (10.7)% 12,000 (9.8)% Revenues Y/Y growth/(decline) $81.2 (3.6)% $81.3 (6.4)% $76.3 (7.3)% $82.5 (6.5)% $84.2 (6.2)% Operating income (loss) Margin $(3.6) (4.5%) $(1.1) (1.4)% $(2.8) (3.7)% $0.7 0.8% $1.4 1.7% Revenue per student $7,200 $7,600 $7,600 $7,600 $7,000 EBITDA1 $0.8 $3.9 $2.1 $5.6 $6.3 Diluted EPS $(0.10) $(0.08) $(0.21) $(0.12) $(0.12) Cash, cash equivalents & investments $93.3 $97.9 $84.5 $98.7 $103.8 ($ in millions, except for student data and EPS)

20 2018 financial outlook • Start growth: low single digits; weighted toward back of year • Average population: down mid-single digits • Revenue: $310 – $320 million • Operating expenses: $340 – $345 million • Operating loss: $20 – $25 million; negative EBITDA due to revenue decline and investments in: - New Jersey campus - welding program(s) - initiatives to drive start growth in 2018, 2019 • Capital expenditures: $24 million – $25 million

21 Strong and growing end-market demand Strong student value proposition Business is stabilizing; enrollment near inflection point Why invest in UTI Leader in transportation technician training Industry partnerships that create competitive advantage Investing in strengths to drive growth Subsiding regulatory headwinds

Appendix

23 Management team – more than 140 combined years of education experience Kim McWaters • Education industry experience: business strategy, operations, marketing and admissions President & CEO Bryce Peterson • Education industry experience: finance, accounting, compliance, and information technology EVP & CFO • Education industry experience: human capital management SVP People Services Rhonda Turner EVP & General Counsel • Education industry experience: governance, regulatory/SEC compliance, corporate development, mergers and acquisitions Chad Freed EVP Admissions & Operations • Education industry experience: campus operations including education and admissions Sherrell Smith EVP & CMO • Education industry experience: marketing and admissions Piper Jameson EVP & COO • Education industry experience: digital learning technology, product development, business development and sales Jerome Grant

24 A highly qualified Board of Directors Robert DeVincenzi Non-Executive Chairman, Universal Technical Institute; Principal, Lupine Ventures; Former President and CEO of Redflex Holdings Ltd. William J. Lennox, Jr. Former Superintendent of the United States Military Academy at West Point; President, Saint Leo University Conrad A. Conrad Former Executive Vice President and Chief Financial Officer, The Dial Corporation Chris Shackelton Managing Partner, Coliseum Capital Management David Blaszkiewicz President and Chief Executive Officer, Invest Detroit Kenneth R. Trammell Chief Financial Officer, Tenneco Inc. Former President, Young and Rubicam Advertising Linda J. Srere Roger S. Penske Chairman, Penske Automotive Group, Inc. Kimberly McWaters President and Chief Executive Officer, Universal Technical Institute Roderick Paige Former U.S. Secretary of Education; Interim President, Jackson State University John C. White Former Chairman, Universal Technical Institute, Inc.; Founder, Motorcycle Mechanics Institute

25 Industry partnerships that deliver value * Based on comparison with graduates from core programs between October 1, 2007, and September 30, 2014. PARTNERS • Efficient hiring source • Lowers costs • Techs who are ready to work UTI • Current technology and tools • Increased marketing impact • Lower expenses and Capex • Value for students STUDENTS • Pipeline to jobs • Better jobs and higher starting wages* • Tuition support • Certifications and credentials 4,800+ graduates since 1995 33,000+ graduates since 1987 330+ graduates since 2013 26,000+ graduates since 2000 3,200+ graduates since 2006

College Scorecard and 10-year median earnings


$43,700
$43,138
$45,000
$35,000
$29,878
$25,000
Community colleges
UTI of Arizona
Liberal arts colleges

Data for the different institutions was gathered by averaging the graduation rates and 10-year median earnings figures provided on the College Scorecard for schools in the following categories:

Type of Institution	Number of Institutions	Description	Carnegie Classification Codes	Control
Two-Year Public Colleges	893	Associate's Colleges-Public	1-9	Public
Four-Year Liberal Arts Colleges	253	Bachelor's Colleges-Arts & Science	21	
Doctoral Universities	293	Doctoral Universities	15-17	

Ten-year median earnings are calculated by determining the median earnings of former students, who received federal financial aid and regardless of whether they graduated, at 10 years after entering the school. Earnings are defined in the College Scorecard as the sum of wages and deferred compensation from all W-2 forms received for each individual plus self-employment earnings. [3] Source: CollegeScorecard.ed.gov. 59.6% graduation rate represents College Scorecard's methodology (first-time, full-time graduation rate within 150% of program length) for the UTI Avondale campus. The graduation rate for two-year public colleges excludes students who transfer and graduate from a four-year college. [4]For information on employment rate calculation, see Slide 2 footnote. [5]The earnings data shown in the College Scorecard for UTI of Arizona represent earnings for the four campuses that were operating in 2002-2004 (Arizona, Rancho Cucamonga, NASCAR Technical Institute and Illinois).

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27 200 250 300 350 400 450 500 550 600 650 UTI Competitor 0 200 400 600 800 1000 1200 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 -P re lim UTI Competitor A long history of entering and executing in new markets PHILADELPHIA MARKET ENTRY(a) DALLAS/FORT WORTH MARKET ENTRY(b) (a) Total completions for UTI-Exton versus Lincoln-Philadelphia. Includes all certificates below the baccalaureate level and associate’s degrees for automotive and diesel programs. Source is IPEDS . (b) Total completions for UTI-Dallas versus Lincoln-Grand Prairie. Includes all certificates below the baccalaureate level and associate’s degrees for automotive , collision and diesel programs. Source is IPEDS. UTI’s Dallas campus opened in 2010. Co m pl et io ns Co m pl et io ns

28 (a) Representative cash flows from Long Beach campus exclude allocated corporate and marketing costs and working capital considerations (b) Excludes Rancho Cucamonga cannibalization impact which is mitigated through welding launch and facility downsizing in process Long Beach campus cash flows Long Beach cash flows ($mm)(a) FY15A FY16A FY17A FY18P FY19P Revenue $0.7 $12.2 $18.3 $18.6 $20.8 EBITDA contribution(b) (3.6) 2.9 9.0 9.5 11.5 Net finance obligation (0.2) (1.4) (1.4) (1.5) (1.5) Capital expenditures (15.8) (0.2) (0.4) (0.2) (0.2) Pre-tax cash flow $(19.6) $1.3 $7.2 $7.8 $9.8 Perpetuity IRR 35%+ • ~$16m capital investment and ~$4m EBITDA loss in year 1 • 142k sq. ft. facility; rent ~$13/ft. NNN • Accretive to earnings in 18 months; cumulative cash flow breakeven by year 4 • Average student count assumed to scale to ~700 by FY19

29 Bloomfield, NJ campus cash flows • ~$11m capital investment and ~$6m of EBITDA loss in year 1 • 110k sq. ft. facility; rent ~$15/ft. • Accretive to earnings in 18 months; cumulative cash flow breakeven by year 4 • Average student count assumed to scale to ~650 by FY22 NJ pro-forma cash flows ($mm)(a) FY18P FY19P FY20P FY21P FY22P Revenue $0.9 $9.7 $16.5 $19.2 $21.4 EBITDA contribution(b) (6.0) (0.7) 5.9 7.8 9.2 Capital expenditures(c) (7.8) (0.9) (0.2) (0.2) (0.2) Pre-tax cash flow $(13.8) $(1.6) $5.8 $7.6 $9.0 Perpetuity IRR 35%+ (a) Representative cash flows from Bloomfield campus exclude allocated corporate and marketing costs and working capital considerations (b) Excludes potential cannibalization to Exton, PA campus and planned offsetting efforts to remediate impact; cannibalization impact is estimated to grow from ~$225K in FY18 to ~$4M by FY22 (c) Net cash flow in FY18 includes lessor concessions on tenant improvements

30 Avondale Welding program cash flows (a) Representative pro-forma cash flows for UTI’s Welding program launched at the Avondale campus in January 2018 (b) EBITDA contribution includes targeted marketing investments and support related to the Avondale Welding, but excludes allocated corporate overhead and working capital considerations (c) Includes capitalized curriculum development • 1st program opened at Rancho Cucamonga campus in FY17Q4; first class graduated 2/1/18 • 2nd program opened at Avondale campus in 1/18/18 • 3rd program to open in FY18-19; pursuing regulatory approvals Welding pro-forma cash flows ($mm)(a) FY17A FY18P FY19P FY20P FY21P Revenue $0.0 $1.3 $3.0 $3.2 $3.2 EBITDA contribution(b) (0.1) 0.2 1.9 2.0 2.0 Capital expenditures(c) (0.4) (1.6) (0.0) (0.1) (0.1) Pre-tax cash flow $(0.5) $(1.4) $1.9 $1.9 $2.0 Perpetuity IRR 80%+

31 (1) A reconciling table for EBITDA is available in the Appendix of this presentation Statement of loss ($ in thousands, except per share amounts) 3 Mos. 12/31/17 3 Mos. 9/30/17 3 Mos. 6/30/17 3 Mos. 3/31/17 3 Mos. 12/31/16 Revenues $ 81,156 $ 81,329 $ 76,258 $ 82,497 $ 84,179 Operating expenses: Educational services & facilities 44,081 44,919 44,120 44,834 47,154 SG&A 40,679 37,524 34,922 36,976 35,638 Total operating expenses 84,760 82,443 79,042 81,810 82,792 Loss from operations (3,604) (1,114) (2,784) 687 1,387 Total other income (expense), net (360) 32 (166) (272) (501) Income tax expense (benefit) (2,829) (325) 967 2,145 2,610 Net loss $ (1,135) $ (757) $ (3,917) $ (1,730) $ (1,724) Preferred stock dividends 1,323 1,323 1,309 1,295 1,323 Loss available for distribution $ (2,458) $ (2,080) $ (5,226) $ (3,025) $ (3,047) Net loss per share, basic & diluted $ (0.10) $ (0.08) $ (0.21) $ (0.12) $ (0.12) EBITDA(1) $ 843 $ 3,850 $ 2,146 $ 5,649 $ 6,274

32 Balance sheet summary ($ in thousands) • On June 24, 2016, UTI raised $70 million through the sale of Series A Convertible Preferred Stock to Coliseum Holdings • The proceeds are being used to fund strategic long- term growth initiatives: - Smaller campus strategy - New programs in existing markets with under- utilized campus facilities (Welding and CNC Machining) * Restricted cash includes the funds transferred in advance of loan purchases under UTI’s proprietary loan program, funds held for students from Title IV financial aid program funds that result in credit balances on a student’s account and funds held as collateral for certain of the surety bonds that UTI’s insurers issue on behalf of UTI campuses and admissions representatives with multiple states, which are required to maintain authorization to conduct UTI’s business. The increase in restricted cash of $8.9 million was primarily related to the collateralization of surety bonds. At: 12/31/17 9/30/17 Cash & cash equivalents/investments $93,254 $97,917 Restricted cash* 14,143 14,822 Current assets 141,287 146,826 Total assets $302,898 $274,102 Current liabilities 83,705 86,389 Total liabilities 142,015 148,326 Stockholders’ equity 160,883 125,776 Total liabilities & stockholders’ equity $302,898 $274,102

ASC 606 adopted in Q1 2018

- UTI is early adopting ASC 606 (Revenue from Contracts with Customers)
  - The SEC encourages companies to early adopt, when possible
  - 8 of 10 of our peer group* are required to comply starting January 1, 2018
  - Adjusting entry to equity provides additional strength to composite score, which facilitates investments in growth, the NJ campus, and new programs

Impact	Amount	Notes
Total Assets	+ ~$40M	Tuition Loan Program (TLP) notes receivable
Total Liabilities	+~3M	Deferred Revenue
Owner's Equity	+ ~$37M	Net impact to retained earnings
Composite Score	+ ~65 bps	Improves composite score compliance

**Peer group includes the following for-profit education companies: ATGE, BPI, CPLA, CECO, GPX, LOPE, LAUR, LTRE, LINC and STRA.*

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Use of Non-GAAP financial information This presentation contains non-GAAP (Generally Accepted Accounting Principles) financial measures, which are intended to supplement, but not substitute for, the most directly comparable GAAP measures. Management chooses to disclose to investors, these non-GAAP financial measures because they provide an additional analytical tool to clarify the results from operations and helps to identify underlying trends. Additionally, such measures help compare the Company's performance on a consistent basis across time periods. Management also utilizes EBITDA as a performance measure internally. To obtain a complete understanding of the Company's performance, these measures should be examined in connection with net income (loss), determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the Securities and Exchange Commission. Since the items excluded from these measures are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered to be an alternative to net income as a measure of the Company's operating performance or profitability. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may calculate non-GAAP financial measures differently than UTI does, limiting their usefulness as a comparative measure across companies. Investors are encouraged to use GAAP measures when evaluating our financial performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slide. 34

35 EBITDA reconciliation ($ in thousands) 3 Mos. 12/31/17 3 Mos. 9/30/17 3 Mos. 6/30/17 12 Mos. 3/31/17 12 Mos. 12/31/16 Net loss $ (1,135) $ (757) $ (3,917) $ (1,730) $ (1,724) Interest expense, net 431 461 559 712 749 Income tax expense (benefit) (2,829) (325) 967 2,145 2,610 Depreciation and amortization 4,376 4,471 4,537 4,522 4,639 EBITDA $ 843 $ 3,850 $ 2,146 $ 5,649 $ 6,274